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                                                                    EXHIBIT 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated February 28, 1997, relating to the financial statements of Rockdale National Bancshares, Inc., a development stage corporation, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                                      /s/ BRICKER & MELTON, P.A.


May 16, 1997
Duluth, Georgia